UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): April 19, 2005


                           American Vantage Companies
             (Exact name of registrant as specified in its charter)


             Nevada                   0-10061                 04-2709807
  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)           File Number)          Identification No.)


         4735 South Durango Drive - Suite 105
                   Las Vegas, Nevada                              89147
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (702) 227-9800


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

We, American Vantage Companies, received a letter from the Listing Qualifications Department of The Nasdaq Stock Market, dated April 19, 2005, notifying us that our securities will be delisted from The Nasdaq Stock Market at the opening of business on April 28, 2005 unless we requested a hearing in accordance with Nasdaq's Marketplace Rules. The stated reason for the delisting was our failure to file our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 in accordance with Nasdaq's Marketplace Rule 4310(c)(14).

We have taken the necessary steps to appeal Nasdaq's determination to delist our securities from The Nasdaq Stock Market by requesting a hearing before a Nasdaq Listing Qualifications Panel and tendering the appropriate fee. We are working diligently to complete and file our December 31, 2004 Annual Report on Form 10-KSB and anticipate filing the Form 10-KSB on or before May 4, 2005.

We had previously received a letter, also from the Listing Qualifications Department of The Nasdaq Stock Market, dated April 12, 2005, that had advised us of Nasdaq's concern that we lacked a sustainable on-going business in view of our recently consummated disposition of our American Vantage Media Corporation subsidiary, as disclosed in our Current Report on Form 8-K (Date of Report:
March 21, 2005), filed with the Securities and Exchange Commission on March 25, 2005. The April 12th letter noted that we may be deemed by Nasdaq to be a "public shell," which raised potential public interest concerns for Nasdaq and made it necessary for Nasdaq to review our eligibility for continued listing on The Nasdaq Stock Market under Nasdaq's Marketplace Rules 4300 and 4330(a)(3). The April 12th letter then requested that we provide Nasdaq with our specific plan for future operations and compliance with all of Nasdaq's continued listing requirements in accordance with Nasdaq's Marketplace Rule 4330(c).

Nasdaq's April 19th letter noted that, if we were to appeal the delisting determination, the potential public interests concerns of Nasdaq as set forth in the April 12th letter should be addressed by us at the hearing before a Nasdaq Listing Qualifications Panel of our delisting appeal. Accordingly, we intend to address why we should not be deemed a public shell at the delisting appeal hearing.

Our common stock will continue to be listed on The Nasdaq SmallCap Market, under the trading symbol "AVCSE," pending the determination of the Nasdaq Listing Qualifications Panel hearing our delisting appeal. There can be no assurance given that the Nasdaq Listing Qualifications Panel will grant our request for continued listing of our common stock on The Nasdaq SmallCap Market.

We have disseminated a press release, dated April 25, 2005, noting the receipt of the April 12th and April 19th letters from the Listing Qualifications Department of The Nasdaq Stock Market. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

Listed below are all exhibits to this Current Report on Form 8-K.

   Exhibit
   Number     Description
   ------     -----------

    99.1      Press Release of American Vantage Companies, dated
              April 25, 2005.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 25, 2005

                                       American Vantage Companies



                                      By:       /s/ Ronald J. Tassinari
                                          -------------------------------------
                                                    Ronald J. Tassinari
                                          President and Chief Executive Officer


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

                           American Vantage Companies
                    Form 8-K (Date of Report: April 19, 2005)

                                  Exhibit Index

   Exhibit
   Number     Description
   ------     -----------

    99.1      Press Release of American Vantage Companies, dated April 25, 2005


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